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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 August 27, 2002
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                       33-45499                  36-3809819
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



           216 Evergreen Street, Bensenville, Illinois         60106
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)



                                 (630) 860-9542
                         ------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On August 27, 2002 M-Wave, Inc. announced certain employee reductions The full text of M-Wave, Inc.'s August 27, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

                  99.1  Press Release issued by M-Wave, Inc. dated August 27,
                        2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2002

                                             M-WAVE, INC.


                                             By: /s/ PAUL H. SCHMITT
                                                 -------------------------------
                                                 Name:  Paul H. Schmitt
                                                 Title: Chief Financial Officer




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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                             DESCRIPTION
     -------                           -----------

       99.1         Press Release issued by M-Wave, Inc. dated August 27, 2002







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